UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

December 29, 2009

Date of Report (Date of earliest event reported)

THE BLACK & DECKER CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-01553	52-0248090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 East Joppa Road Towson, Maryland	21286
(Address of principal executive offices)	(Zip Code)

(410) 716-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 29, 2009, The Black & Decker Corporation and The Stanley Works issued a press release announcing that the Hart-Scott-Rodino antitrust review period relating to the previously announced proposed combination of their businesses has expired. The closing of the transaction remains subject to other customary closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release issued by The Black & Decker Corporation and The Stanley Works, dated December 29, 2009.

THE BLACK & DECKER CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION

By:	/s/ Charles E. Fenton
Charles E. Fenton Senior Vice President and General Counsel

Date: December 29, 2009